UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 30, 2004
                                                   -----------------------------


                          Pre-Paid Legal Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        1-9293                                            73-1016728
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


          One Pre-Paid Way
                Ada, OK                                    74820
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (580) 436-1234
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     The Company has notified the New York Stock Exchange on October 6, 2004 that the Company is not in compliance with the NYSE's Corporate Governance Rules requiring that the Company's Audit Committee consist of at least three independent directors. The noncompliance resulted form the resignation of Steve Hague as described below, who was a member of the Audit Committee, leaving the Committee with only two members. As described below, the Company has appointed Thomas W. Smith to serve on the Board and the Company's Nominating and Compensation Committees. The Company is evaluating the possibility of also appointing Mr. Smith to serve on the Audit Committee but has not yet made a determination if he is eligible under the NYSE rules. If Mr. Smith is not appointed, the Company will seek another independent director who will meet the independence and other requirements for service on the Audit Committee under the NYSE's rules.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 30, 2004, Steve Hague resigned as a director of Pre-Paid Legal Services, Inc. ("we", "us" or the "Company"). Mr. Hague's resignation was not, to the knowledge of our executive officers, due to a disagreement with the Company on any matter relating to our operations, policies or practices.

     On October 4, 2004, the Board of the Company elected Thomas W. Smith as a director and a member of the Nominating and Compensation Committees of the Board to succeed Mr. Hague. Mr. Smith's term as a director will expire at the annual meeting of shareholders in 2006 or until his successor is elected and has qualified. Mr. Smith is the largest outside shareholder of the Company's common stock and is the managing partner of Prescott Investors, a private investment firm founded in 1973.

Item 9.01 Financial Statements and Exhibits

         The following exhibits are included with this report:

   Exhibit No.                  Description

       99.1         Company Press Release dated October 6, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:      /s/ Randy Harp
                             ---------------------------------------------------
                                   Randy Harp, Chief Operating Officer

Date:  October 6, 2004

                                INDEX TO EXHIBITS

Exhibit No.                     Description

       99.1         Company Press Release dated October 6, 2004

For Immediate Release                                 Company  Steve Williamson
Wednesday, October 6, 2004                            Contact:    (580) 436-1234

                     PRE-PAID LEGAL SERVICES, INC. ANNOUNCES
                          ELECTION OF NEW BOARD MEMBER

     ADA, OK, October 6, 2004 - Pre-Paid Legal Services, Inc. (NYSE:PPD), today announced that Thomas W. Smith has been elected to the Company's Board of Directors and as a member of the Board's Nominating and Compensation Committees effective immediately. Mr. Smith, will replace Steve Hague, who resigned September 30, 2004 from the Board due to job relocation and increased demands on his time at his new location.

     Mr. Smith is the managing partner of Prescott Investors, Inc, a private investment firm he founded in 1973.

     About Pre-Paid Legal Services, Inc.
     Pre-Paid Legal Services, Inc. develops, underwrites and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, letter writing, document preparation and review, will preparation, traffic violation defense, automobile-related criminal charges defense and a general trial defense. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com/.


                                       ###